UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2026

South Plains Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38895	75-2453320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5219 City Bank Parkway Lubbock, Texas	79407
(Address of principal executive offices)	(Zip Code)

(806) 792-7101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SPFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§0.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§0.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2026, South Plains Financial, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2026.  A copy of the Company’s press release covering such announcement and certain other matters is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On October 22, 2026, officers of the Company will conduct a conference call at 5:00 p.m., Eastern Time, with respect to the Company’s financial results for the third quarter ended September 30, 2026. An earnings release slide presentation highlighting the Company’s financial results for the third quarter ended September 30, 2026 is furnished as Exhibit 99.2 to this Current Report on Form 8-K. This earnings release slide presentation will also be available on the Company’s website, www.spfi.bank, under the “News & Events” section.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be incorporated by reference into any filing or other document pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01	Other Events.

On October 22, 2026, the Company issued a press release announcing the declaration of a quarterly cash dividend of $0.19 per share on its outstanding common stock. The dividend will be paid on November 16, 2026 to shareholders of record as of the close of business on November 2, 2026. A copy of the Company’s press release covering such announcement is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated October 22, 2026, announcing third quarter 2026 financial results of South Plains Financial, Inc.

99.2	Earnings release slide presentation, dated October 22, 2026.

99.3	Press release, dated October 22, 2026, announcing South Plains Financial, Inc. quarterly cash dividend.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH PLAINS FINANCIAL, INC.

Date: October 22, 2026	By:	/s/ Steven B. Crockett
Steven B. Crockett
Chief Financial Officer and Treasurer